RESTRICTED STOCK AGREEMENT

     This Restricted Stock Agreement (the "Agreement") is entered into between YP Corp., a Nevada corporation (the "Company"), and Peter J. Bergmann (the "Grantee"), as of June 6, 2004 ("Date of Grant").

                                   Background

     The Company and Grantee have entered into an Employment Agreement of even date herewith ("Employment Agreement"). Pursuant to the Employment Agreement, the Company is obligated to grant Grantee shares of common stock of the Company, $.001 par value per share, subject to the restrictions set forth in this Agreement.

                                    Agreement

     In consideration of the mutual covenants and conditions in this Agreement and for other good and valuable consideration, the Company and the Grantee agree as follows:

          1.   GRANT  OF  STOCK.
               ----------------

          Subject to the terms of this Agreement, the Company hereby grants 1,000,000 shares of the Company's common stock, $.001 par value (the "Stock") to the Grantee. The delivery of any documents evidencing the Stock granted pursuant to this Agreement shall be subject to the provisions of Section 5 below.
                                                                ----------

          2.   RIGHTS  OF  GRANTEE.
               -------------------

          Upon the execution of this Agreement, the Grantee will become a shareholder with respect to all of the Stock granted to him pursuant to Section
                                                                         -------
1  and  will have all of the rights of a shareholder in the Company with respect
-
to  all  such Stock including the right to vote and receive dividends; provided,
                                                                       --------
however,  that  such Stock will be subject to the restrictions set forth in this
-------
Agreement.

          3.   RESTRICTIONS  ON  STOCK  SUBJECT  TO  THIS  AGREEMENT.
               -----------------------------------------------------

               A.   General.
                    -------

               Except as set forth in this Agreement, the Grantee will transfer those shares of Stock for which the restrictions have not lapsed under Section 4
                                                                       ---------
to the Company immediately and without any payment to the Grantee if the Grantee's employment or status as a non-employee service provider with the Company (or its Subsidiary) is terminated for any reason. Notwithstanding the foregoing, in the event that Grantee's employment or status as a non-employee service provider with the Company (or its Subsidiary) is terminated six months or more after the Date of Grant as a result of Grantee's death or Disability (as defined in the Employment Agreement), Grantee or Grantee's beneficiaries, as applicable, will be permitted to retain the Stock subject to the continuing restrictions set forth in this Agreement.

               B.   Limitations  on  Transfer.
                    -------------------------

               Unless approved by the Committee or the Board, the Grantee agrees not to sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of any shares of Stock under this Agreement ("Transfer") before the date on which the restrictions on those shares of Stock lapse in accordance with Section 4.
                                                                      ----------
Any attempted disposition of the Stock in violation of the preceding sentence will be null and void, and the Company will not recognize or give effect to such transfer on its books and records or recognize the person or persons to whom such proposed transfer has been made as the legal or beneficial owner of the shares of Stock. In the event that a Transfer is approved by the Committee or the Board, the Grantee must, prior to consummating or effecting a Transfer, first obtain the written agreement of the transferee to be bound by the terms of this Agreement as if such transferee were deemed the original "Grantee."

          4.   LAPSE  OF  RESTRICTIONS.
               -----------------------

               A.   Schedule.
                    --------

               Subject  to  the  other  conditions  in  this  Section  4,  the
                                                              -----------
restrictions  on  the Stock set forth in Section 3 will lapse in accordance with
                                         ---------
the following schedule, subject to and as adjusted for, in the case of closing prices of the Company's common stock, stock splits, reverse stock splits, combinations, reclassifications and the like:



                    Date Restriction Lapses                          Percentage of Stock Becomes
               (earlier to occur of the following)                           Unrestricted

               Third Anniversary of Date of Grant                                            100%
-------------------------------------------------------------------  ----------------------------
   Change of Control (as defined in the Company's 2003 Stock Plan)                           100%
-------------------------------------------------------------------  ----------------------------
Termination of Grantee's Employment with Company by Grantee for
  "Good Reason" (as defined in the Employment Agreement)                                     100%
-------------------------------------------------------------------  ----------------------------
Date that Company's common stock as listed on the Over-the-Counter
  Bulletin Board, Nasdaq, the American Stock Exchange, The New
York Stock Exchange, or a similar exchange or quotation system
("Exchange") reaches an average closing price of $4 for three
                     consecutive trading days                                                 20%
-------------------------------------------------------------------  ----------------------------
Date that Company's common stock as listed on an Exchange reaches
  an average closing price of $5 for three consecutive trading days                           40%
-------------------------------------------------------------------  ----------------------------
Date that Company's common stock as listed on an Exchange reaches
  an average closing price of $6 for three consecutive trading days                           60%
-------------------------------------------------------------------  ----------------------------
Date that Company's common stock as listed on an Exchange reaches
  an average closing price of $7 for three consecutive trading days                           80%
-------------------------------------------------------------------  ----------------------------
Date that Company's common stock as listed on an Exchange reaches
  an average closing price of $8 for three consecutive trading days                          100%
-------------------------------------------------------------------  ----------------------------



               Notwithstanding the above, if the Grantee's employment or service is terminated for Cause (as defined in the Employment Agreement), the Grantee will be required to transfer all shares of Stock set forth in Section 1 (whether
                                                              ---------
or  not  subject to restrictions set forth in Section 3) back to the Company for
                                              ----------
no consideration, excluding shares of Stock that have been transferred by Grantee in accordance with the terms of this Agreement.

               B.   Condition  That Must be Satisfied Before Restrictions Lapse.
                    ------------------------------------------------------------

               Subject  to  Section 3A, the restrictions on the Stock subject to
                            -----------
this Agreement will not lapse unless the Grantee is employed by, or is providing services to, the Company (or a Subsidiary) as of the date the restrictions lapse in accordance with the above schedule.

          5.   SECURITIES  ACT.
               ---------------

               A.   Registration.
                    ------------

               Without limiting the registration rights set forth in the Employment Agreement, the Company agrees to register the Stock pursuant to a Form S-8 registration statement filed within 30 days following the date hereof and to file a reoffer prospectus with the Form S-8 to permit Executive to offer and sell the Stock and to maintain the effectiveness of such registration statement and prospectus for a period of at least two years after restrictions on the Stock lapse.

               B.   Condition  on  Delivery  of  Stock.
                    ----------------------------------

               The Company will not be required to deliver any shares of Stock if, in the opinion of counsel for the Company, the issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Company may require the Grantee, prior to or after the issuance of any such Stock, to sign and deliver to the Company a written statement ("Investment Letter") in form and content acceptable to the Company in its sole discretion. Grantee agrees (i) that the Grantee is acquiring the Stock for investment and not with a view to the sale or distribution thereof, (ii) that the Grantee will not sell any Stock received hereunder that remains subject to restrictions except with the prior written approval of the Company, and (iii) that Grantee will comply with the Securities Act of 1933 or other applicable federal or state securities laws and regulations.

               C.   Legend.
                    ------

               If the Stock has not been registered under the Securities Act of 1933 or other applicable federal or state securities laws or regulations, such shares will bear a legend restricting the transferability. The legend will be substantially in the following form:

          "The Stock represented by this certificate have not been registered or qualified under federal or state securities laws. The Stock may not be offered for sale, sold, pledged, or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the availability of any exemption or the inapplicability of such securities laws must be established by an opinion of counsel, which opinion of counsel will be reasonably satisfactory to the Company."

          6.   REPRESENTATIONS  OF  GRANTEE.
               ----------------------------

     In connection with Grantee's receipt of the Stock, Grantee hereby represents and warrants to the Company as follows:

               A.   Further  Limitations  on  Disposition.
                    -------------------------------------

          Grantee understands and acknowledges that he may not make any disposition, sale, or transfer (including transfer by gift or operation of law) of all or any portion of the Stock except as provided in this Agreement. Moreover, Grantee agrees to make no disposition of all or any portion of the Stock unless and until: (i) there is then in effect a registration statement under the Securities Act of 1933 covering such proposed disposition and such disposition is made in accordance with said Registration Statement; (ii) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or (iii)(A) Grantee notifies the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) Grantee furnishes the Company with an opinion of Grantee's counsel to the effect that such disposition will not require registration of such Stock under the Securities Act, and (C) such opinion of Grantee's counsel shall have been concurred with by counsel for the Company and the Company shall have advised Grantee of such concurrence.

               B.   Determination  of  Fair  Market  Value.
                    --------------------------------------

          Grantee understands Fair Market Value of the Stock shall be determined in accordance with Section 3.1(k) of the Company's 2003 Stock Plan.

               C.   Section  83(b)  Election.
                    ------------------------

          Grantee understands that Section 83 of the Internal Revenue Code of 1986 (the "Code") taxes as ordinary income the difference between the amount paid for the Stock and the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" means the restrictions set forth in Section 3. The Grantee understands that he may elect
                            ---------
to be taxed at the time the Stock is granted rather than when and as the Stock vests by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the Date of Grant. The Grantee understands that failure to make this filing timely will result in the recognition of ordinary income by the Grantee, as the Stock vests, on the Fair Market Value of the Stock at the time such restrictions lapse.

          THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO
          MAKE  THIS  FILING  ON  THE  GRANTEE'S  BEHALF.

          7.   NONTRANSFERABILITY  OF  AGREEMENT.
               ---------------------------------

          Unless approved by the Committee or the Board, this Agreement will not be transferable by the Grantee during his life other than by will or pursuant to applicable laws of descent and distribution. Unless approved by the Committee or the Board, any rights and privileges of the Grantee will not be transferred, assigned, pledged, or hypothecated by the Grantee, or by any other person or persons, in any way, whether by operation of law, or otherwise, and will not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, this Agreement will automatically be terminated and will thereafter be null and void.

          8.   FEDERAL  AND  STATE  TAXES.
               --------------------------

          The Grantee may incur certain liabilities for federal, state, or local taxes and the Company may be required by law to withhold taxes. Upon determination of the year in which such taxes are due and the determination by the Company of the amount of taxes required to be withheld, the Grantee shall pay an amount equal to the amount of federal, state, or local taxes required to be withheld to the Company.

          9.   ADJUSTMENT  OF  SHARES.
               ----------------------

          The number of shares of Stock granted to the Grantee pursuant to this Agreement will be proportionately adjusted in the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting the Stock all as set forth in Article 11 of the
                                                               ----------
Company's  2003  Stock  Plan.

          10.  AMENDMENT  OF  THIS  AGREEMENT.
               ------------------------------

          This Agreement may only be amended with the written approval of the Grantee and the Company.

          11.  GOVERNING  LAW.
               --------------

          This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance, or otherwise, by the laws of the State of Arizona.

          12.  SEVERABILITY.
               ------------

          In the event that a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken. All portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Agreement shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Grantee has signed this Agreement as of the day and year first written above.

YP  CORP.,  a  Nevada  corporation                  GRANTEE


/s/  DeVal  Johnson                                 /s/  Peter  J.  Bergmann
--------------------------                          ------------------------
DeVal  Johnson                                      Peter  J.  Bergmann
Executive  Vice  President
and  Corporate  Secretary











            [Signature Page to YP. Corp. Restricted Stock Agreement]